SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): November 5, 2003



                                FTS APPAREL, INC.
             (Exact name of registrant as specified in its charter)


   COLORADO                      0-24829                 84-1416864
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(State  or  Other              (Commission             (IRS  Employer
Jurisdiction  of               File  Number)           Identification
 Incorporation)                                  No.)

                             1049c Oxford Valley Rd.
                         Levittown, Pennsylvania  19057
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (215) 943-9979



ITEM  2.  ACQUISTION  OR  DISPOSITION  OF  ASSETS

On October 27, 2003, we agreed to acquire substantially all of the assets of Pagers N Phones, Inc., a Florida corporation, in exchange for $27,000 cash and 300,000 restricted shares of our common stock. The acquisition will be effected in accordance with the terms of an Asset and Purchase Agreement dated as of October 27, 2003 between us and Pagers N Phones, Inc.

The description of the transaction contained herein is qualified in its entirety by reference to the Asset Purchase Agreement (Exhibit 10.1) which is incorporated by reference.

This report contains forward-looking statements that involve a number of risks and uncertainties, including statements regarding the Company's financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, events and performance to differ materially from those referred to or implied by such statements. In addition, actual future results may differ materially from those anticipated, depending on a variety of factors, including continued maintenance of favorable license arrangements, success of market research identifying new product opportunities, successful introduction of new products, continued product innovation, the success of enhancements to the Company's brand image, sales and earnings growth, ability to attract and retain key personnel, and general economic conditions affecting consumer spending, including uncertainties relating to global political conditions, such as terrorism. Information with respect to important factors that should be considered is contained in the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not intend to update any of the forward-looking statements after the date of this release to conform these statements to actual results or to changes in its expectations, except as may be required by law.

EXHIBIT  NUMBER         DESCRIPTION
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10.1                   Asset  Purchase  Agreement  between  the  Company  and
                       Pagers  N  Phones,  Inc.  dated  October  27,  2003

10.2 Assignment of Lease between the Company and Pagers N Phones, Inc. dated October 27, 2003

99.1                   Press  Release  dated  November  4,  2003



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FTS  APPAREL,  INC.
                                       (Registrant)



Date:  November  5,  2003                 /s/  Scott  Gallagher
                                     ----------------------------------
                                       Name:  Scott  Gallagher
                                       Title:  Chief  Executive  Officer